Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

POLEN GROWTH FUND

(THE “FUND”)

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated March 7, 2025 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2024

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Changes to the Fund’s Portfolio Management Team

Effective March 31, 2025, Brandon Ladoff is no longer serving as a Portfolio Manager of the Fund. Dan Davidowitz and Damon Ficklin continue to serve as Portfolio Managers responsible for the day-to-day investment activities of the Fund.

Accordingly, all references to Mr. Ladoff in the Prospectus in the Sections entitled “Portfolio Managers” which appear on page 5 and also on page 10 shall be deleted in their entirety as of March 31, 2025.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares. All references to Mr. Ladoff on pages 49-50 of the SAI in the Section entitled “Portfolio Managers” shall be deleted in their entirety as of March 31, 2025.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE